UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 6, 2019

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane Dallas, Texas	75231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-445-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Lisa Davis to the Board of Directors

On November 7, 2019, Kosmos Energy Ltd. (the “Company”) issued a press release (the “Press Release”) announcing that the Board appointed Ms. Lisa Davis to serve as a Class III director of the Company, effective November 6, 2019. Ms. Davis will serve as a director until the 2022 annual meeting of the stockholders, except in the event of her death, resignation or removal. Ms. Davis has been appointed by the Board to serve as a member of the Audit Committee and the Health, Safety, and Environment Committee.

There are no transactions to which the Company or any of its subsidiaries is a party and in which Ms. Davis has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Davis and any other persons pursuant to which she was appointed to the Board. There are no family relationships between Ms. Davis and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer.

Ms. Davis will be entitled to receive cash retainers and equity awards under the Company’s Long Term Incentive Plan for her Board and any committee service, in accordance with the Company’s standard compensation arrangement for non-employee directors (as such arrangement may be adjusted by the Compensation Committee of the Board from time to time), which is described in the Company’s Proxy Statement.

The Company is filing a copy of the Press Release announcing Ms. Davis’ appointment to the Board as Exhibit 99.1 hereto, which is incorporated by reference to this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2019

KOSMOS ENERGY LTD.

By:	/s/ Jason E. Doughty
Jason E. Doughty
Senior Vice President, General Counsel and Corporate Secretary